Exhibit 99.1
Cardlytics Announces Second Quarter 2023 Financial Results
Atlanta, GA – August 1, 2023 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the second quarter ended June 30, 2023. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
"Our results this quarter are a great sign that our strategy and priorities are moving the company towards achieving consistent growth and profitability." said Karim Temsamani, Chief Executive Officer. "We are moving forward with a disciplined approach and the organizational changes we are making continue to give our teams room to operate with speed and a clear focus."
Second Quarter 2023 Financial Results
•Revenue was $76.7 million, an increase of 2% year-over-year, compared to $75.4 million in the second quarter of 2022.
•Billings, a non-GAAP metric, was $109.4 million, an increase of 2% year-over-year, compared to $107.7 million in the second quarter of 2022.
•Gross profit was $30.5 million, an increase of 13% year-over-year, compared to $27.0 million in the second quarter of 2022.
•Adjusted contribution, a non-GAAP metric, was $37.5 million, an increase of 7% year-over-year, compared to $35.1 million in the second quarter of 2022.
•Net loss attributable to common stockholders was $(23.5) million, or $(0.67) per diluted share, based on 34.9 million fully diluted weighted-average common shares, compared to a net loss attributable to common stockholders of $(126.3) million, or $(3.75) per diluted share, based on 33.6 million fully diluted weighted-average common shares in the second quarter of 2022.
•Non-GAAP net loss was $(8.4) million, or $(0.24) per diluted share, based on 34.9 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(21.7) million, or $(0.65) per diluted share, based on 33.6 million fully diluted weighted-average common shares in the second quarter of 2022.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(4.1) million compared to a loss of $(15.8) million in the second quarter of 2022.
Key Metrics
•Cardlytics MAUs were 188.1 million, an increase of 5% year-over-year, compared to 179.9 million in the second quarter of 2022.
•Cardlytics ARPU was $0.38 in each of the second quarter of 2023 and 2022.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics."
Third Quarter 2023 Financial Expectations
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

Q3 2023 Guidance
Billings(1)	$111.0 - $123.0
Revenue	$75.0 - $84.0
Adjusted contribution(2)	$39.0 - $45.0
Adjusted EBITDA(2)	($2.0) - $2.0
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit and a reconciliation of adjusted EBITDA to net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its second quarter 2023 financial results during a teleconference today, August 1, 2023, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on August 8, 2023 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, New York, Los Angeles, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the third quarter of 2023. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; risks related to the fact that our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the macroeconomic events; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 1, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); acquisition and integration (benefit) cost; loss (gain) in fair value of contingent consideration; goodwill impairment and restructuring and reduction of force. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration (benefit) cost; amortization of acquired intangibles; and loss (gain) in fair value of contingent consideration. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$92,069	$121,905
Restricted cash	76	80
Accounts receivable and contract assets, net	97,279	115,609
Other receivables	4,466	4,470
Prepaid expenses and other assets	7,824	7,978
Total current assets	201,714	250,042
Long-term assets:
Property and equipment, net	3,401	5,916
Right-of-use assets under operating leases, net	4,510	6,571
Intangible assets, net	46,563	53,475
Goodwill	352,721	352,721
Capitalized software development costs, net	21,922	19,925
Other long-term assets, net	2,493	2,586
Total assets	$633,324	$691,236
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,698	$3,765
Accrued liabilities:
Accrued compensation	8,609	10,486
Accrued expenses	10,466	21,335
Short-term debt	30,000	—
Partner Share liability	49,055	48,593
Consumer Incentive liability	43,090	53,983
Deferred revenue	3,015	1,751
Current operating lease liabilities	3,002	4,910
Current contingent consideration	18,987	104,121
Total current liabilities	167,922	248,944
Long-term liabilities:
Convertible senior notes, net	226,774	226,047
Deferred liabilities	84	334
Long-term operating lease liabilities	2,432	4,306
Total liabilities	397,212	479,631
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 37,088 and 33,477 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively.	9	9
Additional paid-in capital	1,219,530	1,182,568
Accumulated other comprehensive income	3,043	5,598
Accumulated deficit	(986,470)	(976,570)
Total stockholders’ equity	236,112	211,605
Total liabilities and stockholders’ equity	$633,324	$691,236

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$76,701	$75,405	$141,032	$143,333
Costs and expenses:
Partner Share and other third-party costs	39,170	40,280	72,554	75,433
Delivery costs	7,015	8,162	13,439	14,695
Sales and marketing expense	15,205	21,983	29,153	39,631
Research and development expense	14,847	13,581	26,411	25,872
General and administration expense	16,276	20,984	29,346	41,409
Acquisition and integration cost (benefit)	(9,947)	2,197	(8,224)	(2,401)
Loss (gain) in fair value of contingent consideration	11,258	(2,968)	(23,326)	(68,018)
Goodwill impairment	—	83,149	—	83,149
Depreciation and amortization expense	7,200	10,356	13,775	20,227
Total costs and expenses	101,024	197,724	153,128	229,997
Operating loss	(24,323)	(122,319)	(12,096)	(86,664)
Other expense (income):
Interest expense, net	(574)	(879)	(582)	(1,826)
Foreign currency gain (loss)	1,389	(4,538)	2,778	(6,208)
Total other expense (income)	815	(5,417)	2,196	(8,034)
Loss before income taxes	(23,508)	(127,736)	(9,900)	(94,698)
Income tax benefit	—	1,446	—	1,446
Net loss	(23,508)	(126,290)	(9,900)	(93,252)
Net loss attributable to common stockholders	$(23,508)	$(126,290)	$(9,900)	$(93,252)
Net loss per share attributable to common stockholders, basic and diluted	$(0.67)	$(3.75)	$(0.29)	$(2.77)
Weighted-average common shares outstanding, basic and diluted	34,880	33,635	34,241	33,688

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Delivery costs	$565	$914	$1,133	$1,496
Sales and marketing	3,751	3,633	6,804	7,337
Research and development	4,502	4,247	8,587	7,451
General and administration	2,921	4,048	3,183	10,143
Total stock-based compensation	$11,739	$12,842	$19,707	$26,427

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2023	2022
Operating activities
Net income	$(9,900)	$(93,252)
Adjustments to reconcile net income to net cash used in operating activities:
Credit loss expense	744	1,041
Depreciation and amortization	13,775	20,227
Amortization of financing costs charged to interest expense	819	790
Amortization of right-of-use assets	2,205	2,939
Stock-based compensation expense	19,707	26,427
Goodwill impairment	—	83,149
Gain in fair value of contingent consideration	(23,326)	(68,018)
Other non-cash (income) expense, net	(3,147)	6,087
Income tax benefit	—	(1,446)
Change in operating assets and liabilities:
Accounts receivable	18,069	19,663
Prepaid expenses and other assets	430	(1,885)
Accounts payable	(2,046)	(1,821)
Other accrued expenses	(10,954)	(5,770)
Partner Share liability	269	(4,821)
Consumer Incentive liability	(10,958)	(9,679)
Net cash used in operating activities	(4,313)	(26,369)
Investing activities
Acquisition of property and equipment	(342)	(889)
Acquisition of patents	—	(57)
Capitalized software development costs	(5,207)	(6,083)
Business acquisitions, net of cash acquired	—	(2,274)
Net cash used in investing activities	(5,549)	(9,303)
Financing activities
Proceeds from issuance of debt	30,000	—
Settlement of contingent consideration	(50,050)	—
Principal payments of debt	(11)	(21)
Proceeds from issuance of common stock	11	393
Repurchase of common stock	—	(40,000)
Deferred debt costs	(45)	—
Deferred equity issuance costs	—	(174)
Net cash used in financing activities	(20,095)	(39,802)
Effect of exchange rates on cash, cash equivalents and restricted cash	117	(969)
Net decrease in cash, cash equivalents and restricted cash	(29,840)	(76,443)
Cash, cash equivalents, and restricted cash — Beginning of period	121,985	233,562
Cash, cash equivalents, and restricted cash — End of period	$92,145	$157,119

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
	2023	2022	$	%	2023	2022	$	%
Billings(1)	$109,424	$107,744	$1,680	2%	$205,050	$205,969	$(919)	—%
Consumer Incentives	32,723	32,339	384	1	64,018	62,636	1,382	2
Revenue	76,701	75,405	1,296	2	141,032	143,333	(2,301)	(2)
Partner Share and other third-party costs(1)	39,170	40,280	(1,110)	(3)	72,554	75,433	(2,879)	(4)
Adjusted contribution(1)	37,531	35,125	2,406	7	68,478	67,900	578	1
Delivery costs	7,015	8,162	(1,147)	(14)	13,439	14,695	(1,256)	(9)
Gross profit	$30,516	$26,963	$3,553	13%	$55,039	$53,205	$1,834	3%
Net loss	$(23,508)	$(126,290)	$102,782	81%	$(9,900)	$(93,252)	$83,352	(89)%
Adjusted EBITDA(1)	$(4,073)	$(15,785)	$11,712	74%	$(10,164)	$(26,322)	$16,158	(61)%
(1)Billings, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$70,726	$5,975	$76,701	$69,270	$6,135	$75,405
Plus:
Consumer Incentives	32,723	—	32,723	32,339	—	32,339
Billings	$103,449	$5,975	$109,424	$101,609	$6,135	$107,744

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$129,756	$11,276	$141,032	$133,253	$10,080	$143,333
Plus:
Consumer Incentives	64,018	—	64,018	62,636	—	62,636
Billings	$193,774	$11,276	$205,050	$195,889	$10,080	$205,969

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$70,726	$5,975	$76,701	$69,270	$6,135	$75,405
Minus:
Partner Share and other third-party costs	39,086	84	39,170	39,403	877	40,280
Delivery costs(1)	5,217	1,798	7,015	6,311	1,851	8,162
Gross profit	26,423	4,093	30,516	23,556	3,407	26,963
Plus:
Delivery costs(1)	5,217	1,798	7,015	6,311	1,851	8,162
Adjusted contribution	$31,640	$5,891	$37,531	$29,867	$5,258	$35,125
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.6 million and $0.9 million for the three months ended June 30, 2023 and 2022, respectively.

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$129,756	$11,276	$141,032	$133,253	$10,080	$143,333
Minus:
Partner Share and other third-party costs	72,261	293	72,554	74,431	1,002	75,433
Delivery costs(1)	9,910	3,529	13,439	11,218	3,477	14,695
Gross profit	47,585	7,454	55,039	47,604	5,601	53,205
Plus:
Delivery costs(1)	9,910	3,529	13,439	11,218	3,477	14,695
Adjusted contribution	$57,495	$10,983	$68,478	$58,822	$9,078	$67,900
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $1.5 million and $1.1 million for the six months ended June 30, 2022 and 2023, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(23,508)	$(126,290)	$(9,900)	$(93,252)
Plus:
Income tax benefit	—	(1,446)	—	(1,446)
Interest expense, net	574	879	582	1,826
Depreciation and amortization	7,200	10,356	13,775	20,227
Stock-based compensation expense	11,739	12,842	19,707	26,427
Foreign currency (gain) loss	(1,389)	4,538	(2,778)	6,208
Acquisition and integration cost (benefit) cost	(9,947)	2,197	(8,224)	(2,401)
Loss (gain) in fair value of contingent consideration	11,258	(2,968)	(23,326)	(68,018)
Goodwill impairment	—	83,149	—	83,149
Restructuring and reduction of force	—	958	—	958
Adjusted EBITDA	$(4,073)	$(15,785)	$(10,164)	$(26,322)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$31,640	$5,891	$37,531	$29,867	$5,258	$35,125
Minus:
Delivery costs	5,217	1,798	7,015	6,311	1,851	8,162
Sales and marketing expense	12,834	2,371	15,205	20,908	1,075	21,983
Research and development expense	13,399	1,448	14,847	11,936	1,645	13,581
General and administration expense	15,117	1,159	16,276	21,232	(248)	20,984
Stock-based compensation expense	(10,605)	(1,134)	(11,739)	(13,944)	1,102	(12,842)
Restructuring and reduction of force	—	—	—	(958)	—	(958)
Adjusted EBITDA	$(4,322)	$249	$(4,073)	$(15,618)	$(167)	$(15,785)

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$57,495	$10,983	$68,478	$58,822	$9,078	$67,900
Minus:
Delivery costs	9,910	3,529	13,439	11,218	3,477	14,695
Sales and marketing expense	24,382	4,771	29,153	36,816	2,815	39,631
Research and development expense	23,726	2,685	26,411	22,895	2,977	25,872
General and administration expense	28,447	899	29,346	40,441	968	41,409
Stock-based compensation expense	(18,708)	(999)	(19,707)	(25,879)	(548)	(26,427)
Restructuring and reduction of force	—	—	—	(958)	—	(958)
Adjusted EBITDA	$(10,262)	$98	$(10,164)	$(25,711)	$(611)	$(26,322)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(23,508)	$(126,290)	$(9,900)	$(93,252)
Plus:
Stock-based compensation expense	11,739	12,842	19,707	26,427
Foreign currency (gain) loss	(1,389)	4,538	(2,778)	6,208
Acquisition and integration (benefit) cost	(9,947)	2,197	8,224	(2,401)
Amortization of acquired intangibles	3,441	7,207	6,898	14,353
Loss (gain) in fair value of contingent consideration	11,258	(2,968)	(23,326)	(68,018)
Goodwill impairment	—	83,149	—	83,149
Restructuring and reduction of force	—	(958)	—	(958)
Income tax benefit	—	(1,446)	—	(1,446)
Non-GAAP net loss	$(8,406)	$(21,729)	$(1,175)	$(35,938)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
Non-GAAP weighted-average common shares outstanding, diluted	34,880	33,635	34,241	33,688
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.24)	$(0.65)	$(0.03)	$(1.07)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q3 2023
Revenue	$75.0 - $84.0
Plus:
Consumer Incentives	$36.0 - $39.0
Billings	$111.0 - $123.0

Contacts:

Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com